SNAP (OTCBB: STVI)
Investor Presentation
2013

Disclaimer

This presentation is for discussion purposes only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such.

Certain statements in this presentation constitute "forward-looking statements" relating to Snap Interactive, Inc. ("SNAP" or the "Company") made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties. In some cases, you can identify these statements by words such as "may", "might", "will", "should", "expect", "plan", "anticipate", "believe", "estimate", "predict", "optimistic", "potential", "future" or "continue", and variations of such words and other comparable terminology. All forward-looking statements speak only as of the date on which they are made. Readers are specifically directed to the Company's filings with the Securities and Exchange Commission for a description of certain risks, uncertainties and assumptions and to the discussion under "Risk Factors" in the Company's most recently filed Annual Report on Form 10-K, or amendment thereto. These risks and uncertainties, as well as other risks and uncertainties of which the Company is not aware of or which the Company does not currently believe to be material, may cause actual future results to be materially different than those expressed by these forward looking statements. In addition, there can be no assurance that actual results will meet expectations and actual results could differ materially because of factors such as:

- The Company's ability to develop and enhance its product to remain commercially acceptable to the social discovery and online dating market;
- The Company's ability to derive revenue from its mobile platforms;
- The intense competition in the social discovery and online dating marketplace; and
- The Company's ability to obtain additional financing to execute its business plan.

The Company's actual results, performance and achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. We do not assume responsibility for the accuracy or completeness of any forward-looking statement and you should not rely on forward-looking statements as predictions of future events. We do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed herein, except to the extent required by applicable securities laws.

Today We'll Touch Upon…

1. Our background & industry trends
2. The problem & opportunity in online dating
3. Our proposed solution
4. Financials
5. SNAP's 2013 objectives

About SNAP & Industry Trends

About SNAP

- Ticker: STVI – Trades on OTC
- Founded in 2005
- $750,000 raised through 2007 and $8.5 Million in 2011
- Headquartered in New York City, with ~50 full-time employees
- Ranked the 36th Fastest Growing Company in North America on Deloitte's 2012 Technology Fast 500: 4,412% Revenue Growth from 2007-2011 (from $425K to $19.2MM)
- Core Product: AreYouInterested? Multi-platform integrated social dating application for Facebook, iPhone, Android, Web and mobile web

About SNAP

- We are engineers, product managers, designers, marketers…
- About 50% of SNAPpers are engineers
- We are good looking…


12

AYI (AreYouInterested?) Vital Stats

- Core brand AreYouInterested?
  - Largest publicly-traded dating app on Facebook[(1)]
  - Over 20MM profiles and 97K active subscribers[(2)]
  - 4.7MM Monthly Active Users (MAUs) and over 310K Daily Active Users (DAUs) on Facebook[(1)]
  - 288K average daily sessions or visits to mobile platforms[(3)]
  - 9th highest grossing app in the iTunes U.S. App Store in the category of Social Networking [(4)]

(1) AppData 01/03/2013
(2) Snap internal data, 01/03/2013
(3) Flurry and Google Analytics, 12/2012
(4) iTunes, 01/02/2013.

AYI

- AYI is a fully integrated social dating application with a stand-alone website, iPhone, Android, Mobile web, and Facebook application



4:20 PM
IceBreaker
People
Filter
NEARBY
CHAT ROOMS
MY IMs



are you interested?
UPGRADE NOW
Browse
Fave Her
Skip
Send Message
View Profile

Industry Trends

Internet Users are Social

- Social media users have grown to represent 44% of all Internet users and continue to grow [(1)]
  - Facebook has grown to over 1 Billion users in less than 8 years [(2)]



Social Media Market Revenue, Worldwide, 2010-2015
(Millions of Dollars) (1)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
2010 – 2015
CAGR = 32%
2010
2011
2012
2013
2014
2015

Global revenue from social media—composed of advertising, games & subscription revenue—will grow at a CAGR of 32%, from $7.2B in 2010 to $29.0B in 2015 [(1)]

1: Gartner Forecast: Social Media Revenue, Worldwide, 2010-2015, 9/23/11.
2: Facebook, 10/12.

Mobile Applications & Mobile Dating on the Rise



Total Number of Downloads (Bn)
120
90
60
30
0
108.8
2010-2015
CAGR = 68%
8.2
2010
2015
Total Revenue from Downloads ($Bn)
60
45
30
15
0
$52.3
2010-2015
CAGR = 67%
$4.0
2010
2015

Source: Gartner Forecast: Mobile Applications, Worldwide, 2010-2015.

- Total number of mobile applications downloads are expected to grow at a 68% CAGR from 2010 to 2015, with revenue from downloads keeping pace at a 67% CAGR during the same time.
- The mobile dating market expected to increase from $1 Billion in 2012 to $2.3 Billion in 2016, according to Juniper Research.

The Problem:

Only 16% of US singles are using online dating sites each month (1)


Dating Online
The Opportunity

(1) POF Blog July 2011: http://plentyoffish.wordpress.com/2011/07/17/us-dating-market-stats/

The Problem

Inauthentic Profiles


Petite 100 lbs?
Gourmet cook?
Ha! Ha! Ha!
Since when?
ICANHASCHEEZBURGER.COM

The Problem

Tedious & Time-Consuming



The Problem

Frustrating User Experience



The Problem

- Online dating has changed very little in 15 years
- Large players have little motivation to innovate
- Scale is everything - high barriers to entry make it very expensive for new entrants

The Problem

There is a disconnect between how people meet offline compared to online

The online dating experience does not complement the offline experience

Amanda Hess – blogger for **XXfactor** @ Slate.com:

"No, online dating is not a joy. It is a horrific den of humanity that sometimes seems even less fun than actually being married. But it is kind of funny and interesting, mostly because it throws the offline dating economy into stark relief." (1)

(1) "Online Dating is a Horrific Den of Humanity": http://www.slate.com/blogs/xx_factor/2013/01/04/the_atlantic_says_online_dating_is_killing_marriage_magazine_calls_internet.html

As A Result…

The Online Dating Industry is Ripe for Disruption & Innovation

It's Happening Everywhere Else...

Disruption is occurring in most verticals already


"Life moves pretty fast.
If you don't stop and
look around once in a
while, you could miss it."

Interest & Social Graph Has **Disrupted** Several Verticals

- Professional Networking
- Gaming
- Commerce
- Movies
- Blogging / News
- Dating (SNAP?)

The Future


I wonder what the future holds for online dating?
Let's find out

More "Social Proof"


livestream

"Watching content because my friend did it, really trumped…the algorithm"

-Netflix CEO Reed Hastings during Facebook's F8 Conference – 9/2011

Social Dating

We believe that social dating sites will integrate your interest and social graph to complement how people meet in the real-world



How are We Solving the Problem?

SNAP'S Mission

To define the social dating space, as dating is inherently social.

AYI's mission to complement the offline experience of meeting new people online, by integrating your friends & interests to connect people in a meaningful way.

In Other Words…

What LinkedIn has done for professional networking AYI aims to do for meeting new people.



Why Relaunch? Bigger Opportunity

- Re-engineer around emerging big data technologies
- Capitalize on over a BILLION pieces of Facebook interest data
- Launch features specifically designed to encourage users to share content and engage with their friends with the principal goal of generating organic growth and re-engaging existing users

2012 Relaunch

- We completed the redesign and technical roll-out in the third quarter of 2012
- Toward the end of the third quarter of 2012 we moved into the testing and rapid optimization phase of the relaunch and that process continues
- We are already seeing meaningful increases in certain key metrics as a result of these optimizations

2012 Relaunch

- We believe our recent feature launches are only just beginning to scratch the surface of their potential along with a product roadmap full of exciting ideas and further innovation
- As a result of our relaunch we are in a much better position to launch exciting new features while optimizing existing ones

What Makes Us Different

- Scale: social & interest graph data on Facebook
- Talent & expertise on Facebook
- Lean & nimble

For these reasons, we are uniquely positioned to define the social dating space

FINANCIALS

Investment Highlights

- SNAP's business is at the core of several fast-growing, favorable industry trends:
  - Social, Mobile, Location-based & Online
- Our business has significant network effects & high barriers to entry
- We believe we are the largest publicly-traded dating application on the Facebook platform
- Experienced management team – social media expertise
- Subscription-based model with recurring and predictable revenue and low fixed costs

Financial Highlights

- SNAP's balance sheet position continues to be strong, with $6.5 million of cash and cash equivalents and no debt at September 30, 2012
- Cash and cash equivalents and investments declined $0.6 million from June 30, 2012
- Deferred revenue was $3.3 million at September 30, 2012

Financial Highlights

- Revenue for the nine months ended September 30, 2012 increased 12% to $15.3 million compared to $13.7 million for the comparable period in 2011
- Revenue for the three months ended September 30, 2012 decreased 15% to $4.3 million compared to $5.1 million for the comparable period in 2011

Financial Highlights

- In the second quarter of 2012, in advance of our relaunch, SNAP significantly reduced traffic acquisition to limit cash burn and focus on building the new product
- As a result, SNAP experienced attrition in revenue and subscriber count from March 2012 through the end of the year
- Moving forward, we expect to increase our advertising and marketing spend as we launch new features and execute our 2013 objectives

2013 Objectives

Where Are We Now

- 2012 was a transition year
- Deeply entrenched in pivot – rapid iteration to reflect our new vision
- Significant feature launches in upcoming months

2013 Objectives

1. Build A Recognizable Brand
2. Focus on Organic Growth to reduce customer acquisition costs
3. Increase User Engagement
4. Increase # of Subscriptions
5. Increase Mobile Penetration

Thank You / Contact

- We are available for 1x1 meetings today



Cliff Lerner
CEO

clerner@snap-interactive.com



Jon Pedersen
CFO

jpedersen@snap-interactive.com
(212) 967-5120 x113

SNAP Advisory Board



Jerry King

- Recently Chief Operating Officer of WHERE, Inc.—sold for $120MM to eBay
- Director and operating executive for C-bridge Internet Solutions, Inc.
- Leadership positions at Progress Software Corporation and Sybase, Inc.
- Series of advanced technology roles on Wall Street.
- Mr. King graduated with a B.A. from Tufts University and a M.S. from Bentley College.



Andrew Weinreich

- Launched the social networking space with sixdegrees.com, which over a period of five years grew to become one of the largest community sites on the internet and was ultimately sold for approximately $125 million.
- Mr. Weinreich is currently the Chairman and Co-Founder of MeetMoi, LLC and Xtify, Inc. – both location based mobile startups in New York City.